CHINA SKY ONE MEDICAL, INC.
INDEX TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(UNAUDITED)

CONTENTS

Three Months Ended March 31, 2008:

Pro Forma Balance Sheet	F-2

Pro Forma Statement of Operations	F-3

Notes to Pro Forma Financial Statements	F-4

Year Ended December 31, 2007:

Pro Forma Statement of Operations	F-5

Notes to Pro Forma Statements of Operations	F-6

China Sky One Medical, Inc.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
March 31, 2008

						China Sky One
			Pro Forma Adjustments			Medical, Inc,
	China Sky One		China Sky One			Combined Pro
	Medical, Inc.	Tianlong	Medical, Inc.	Tianlong		Forma

ASSETS

Current Assets
Cash and cash equivalents	$38,237,994	$62,264	$(8,000,000)	(62,264)	A	$30,237,994
Accounts Receivable	9,446,680	112,952	-	(112,952)	B	9,446,680
Other Receivables	40,577	-	-	-		40,577
Inventories	794,730	320,765	-	(144,765)	A	970,730
Prepaid expenses	12,895	-	-	-		12,895
Total Current Assets	48,532,876	495,981	(8,000,000)	(319,981)		40,708,876

Property and Equipment, net	7,110,186	6,137,871	177,000	-	A	13,425,057
Land deposit	9,036,409	-	(225,000)	-	E	9,036,409
Intangible assets, net	2,285,104	-	1,786,990	-	A	3,847,094
Total Assets	$66,964,575	$6,633,852	$(6,261,010)	$(319,981)		$67,017,436

LIABILITIES AND EQUITY

Current Liabilities
Accounts payable and accrued expenses	$2,503,762	$158,529	$(112,952)	(45,577)	B	$2,503,762
Wages payable	491,035	4,998	-	(4,998)	A	491,035
Welfare payable	222,518	13,100	-	(13,100)	A	222,518
Taxes payable	1,733,135	53,141	-	(53,141)	A	1,733,135
Deferred revenues	18,540	-	-	-		18,540
Total Current Liabilities	4,968,990	229,768	(112,952)	(116,816)		4,968,990

Commitments and Contingencies	-	-	-	-		-

Equity
Preferred stock, $.001 par value	-	-	-	-		-
Common stock, $.001 par value	14,953	-	25	-	A	14,978
Member's equity	-	5,424,454	-	(5,424,454)	A	-
Additional Paid In Capital	33,807,551	-	277,836	-	A	34,085,387
Accumulated Other Comprehensive Income	3,920,036	979,630	-	(979,630)	A	3,920,036
Retained Earnings	24,253,045	-	-	(225,000)	E	24,028,045
Total Equity	61,995,585	6,404,084	277,861	(6,629,084)		62,048,446
Total Liabilities & Equity	$66,964,575	$6,633,852	$164,909	$(6,745,900)		$67,017,436

See accompanying notes to unaudited condensed combined financial statements

China Sky One Medical, Inc.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2008

						China Sky One
			Pro Forma Adjustments			Medical, Inc,
	China Sky One		China Sky One			Combined Pro
	Medical, Inc.	Tianlong	Medical, Inc.	Tianlong		Forma

Revenues	$12,413,430	$561,385	$-	$(211,549)	C	$12,763,266
Cost of Goods Sold	2,860,428	305,906	(211,549)	-	C	2,954,785
Gross Profit	9,553,002	255,479	(211,549)	(211,549)		9,808,481

Operating Expenses
Selling, general and administrative	3,956,795	63,803	-	-		4,020,598
Depreciation and amortization	76,348	88,928	-	(45,000)	D	210,276
Research and development	669,833	15,384	-	-		685,217
	4,702,976	168,115	-	(45,000)		4,916,091

Other Income (Expense)
Other income	63,048	-	-	-		63,048
Interest expense	(1,147)	-	-	-		(1,147)
	61,901	-	-	-		61,901

Net Income Before Provision for Income Tax	4,911,927	87,364	(211,549)	(256,549)		4,954,291

Provision for Income Taxes	1,047,016	10,697	-	-		1,057,713

Net Income	$3,864,911	$76,667	$(211,549)	$(256,549)		$3,896,578

Basic Earnings Per Share	$0.28					$0.28

Basic Weighted Average Shares Outstanding	13,732,269					13,757,078

Diluted Earnings Per Share	$0.26					$0.26

Diluted Weighted Average Shares Outstanding	14,888,310					14,913,119

See accompanying notes to unaudited condensed combined financial statements

CHINA SKY ONE MEDICAL, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
THREE MONTHS ENDED MARCH 31, 2008

1. Equity Transfer Agreement

On February 22, 2008, Harbin Tian Di Ren Medical Science and Technology Company organized under the laws of the People Republic of China ("TOR") which is a wholly-owned subsidiary of American California Pharmaceutical Group Inc., a California corporation wholly-owned by China Sky One Medical, Inc. ("China Sky") entered into an equity transfer agreement (the "Equity Transfer Agreement") with Heilongjiang Tianlong Pharmaceutical, Inc. ("Tianlong"). Pursuant to the Equity Transfer Agreement, TOR acquired 100% of the issued and outstanding member's equity of Tianlong from its sole member in consideration for an aggregate of approximately (i) $8,000,000 in cash, and (ii) 24,809 shares of the common stock of China Sky (fair value at April 3, 2008 of $277,861). The acquisition received regulatory approval by The People Republic of China Department of Industry and Commerce and closed on April 3, 2008.

2. Basis of Presentation
The unaudited pro forma financial data are based on preliminary estimates and assumptions that the Company believes are reasonable. Pro forma adjustments are necessary to reflect the estimated purchase price and changes in the Company’s capital structure and to adjust amounts related to Tianlong’s assets and liabilities to a preliminary estimate of their fair values.

The pro forma adjustments and allocations of purchase price are preliminary and are based on management’s estimates of the fair value of the assets acquired and liabilities assumed. The final purchase price allocation will be completed after asset and liability valuations are finalized. This final valuation will be based on the actual assets and liabilities of Tianlong that exist as of the date of the completion of the transaction. Any final adjustments may change the allocation of purchase price which could affect the fair value assigned to the assets and liabilities and could result in a change to the unaudited pro forma condensed combined financial data. In addition, the impact of integration activities could cause material differences in the information presented.

The unaudited pro forma balance sheet has been prepared based upon historical financial statements of China Sky One Medical, Inc. (“the Company”), as filed and included in its Form 10-Q for the three-month period ended March 31, 2008, giving effect to the acquisition of Tianlong as if the acquisition had taken place effective March 31, 2008. The unaudited pro forma condensed combined statement of operations has been prepared based upon historical financial statements of the Company giving effect to the acquisition of Tianlong as if the acquisition had taken place effective January 1, 2008. These unaudited pro forma condensed combined financial statements are not necessarily indicative of the results that would have been achieved had the transactions described in the Introduction to the pro forma unaudited consensed combined financial statements actually taken place on January 1, 2008, and do not purport to be indicative of future financial position or operating results.

The unaudited pro forma condensed combined balance sheet as of March 31, 2008, and the unaudited pro forma condensed combined statement of operations for the three month period ended March 31, 2008, should be read in conjunction with the separate historical financial statements of Tianlong, appearing elsewhere herein, and the historical financial statements of the Company, as filed and included in its Form 10-Q for the three month period ended March 31, 2008.

3. Pro Forma Adjustments

The unaudited pro forma condensed combined balance sheet at March 31, 2008 and statement of operations for the three months then ended include the following adjustments:

(A) Reflects the elimination of Tianlong’s equity and the allocation of the purchase price based on managements’s preliminary estimates of the fair value of the assets acquired and liabilties assumed at March 31, 2008 as a result of the acquisition of 100% of member’s equity of Tianlong for $8,000,000 and 24,809 shares of the Company’s common stock (fair value of $277,861).

(B) Reflects elimination of amount payable by the Company to Tianlong at March 31, 2008.

(C) Reflects elimination of Tianlong’s sales to the Company during the three months ended March 31, 2008.

(D) Reflects the amortization expense for the three months ended March 31, 2008 related to the acquired product licenses (fair value of approximately $1.8 million) under the business acquisition of Tianlong.

(E) Reflects the amortization expense for the year 2007 and the interim period ended March 31, 2008 related to acquired product licenses under the business acquisition of Tianlong.

China Sky One Medical, Inc.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

						China Sky One
			Pro Forma Adjustments			Medical, Inc,
	China Sky One		China Sky One			Combined Pro
	Medical, Inc.	Tianlong	Medical, Inc.	Tianlong		Forma

Revenues	$49,318,308	$2,016,063	$-	$(594,392)	A	$50,739,979
Cost of Goods Sold	10,939,531	1,045,830	(594,392)		A	11,390,969
Gross Profit	38,378,777	970,233	(594,392)	(594,392)		39,349,010

Operating Expenses
Selling, general and administrative	16,163,577	308,540	-	-		16,472,117
Depreciation and amortization	443,063	274,282	-	180,000	B	897,346
Research and development	3,158,351	57,864	-	-		3,216,215
Impairment loss on property and equipment	-	1,800,000	-	-		1,800,000
	19,764,991	2,440,506	-	180,000		22,385,677

Other Income (Expense)
Other income	48,889	-	-	-		48,889
Interest expense	(10,557)	-	-	-		(10,557)
	38,332	-	-	-		38,332

Net (Loss) Income Before Provision for Income Tax	18,652,118	(1,470,453)	(594,392)	(774,392)		17,001,665

Provision for Income Taxes	3,319,173	40,342	-	-		3,359,515

Net Income	$15,332,945	$(1,510,795)	$(594,392)	$(774,392)		$13,642,150

Basic Earnings Per Share	$1.27					$1.13

Basic Weighted Average Shares Outstanding	12,094,949					12,119,758

Diluted Earnings Per Share	$1.15					$1.02

Diluted Weighted Average Shares Outstanding	13,370,528					13,395,337

See accompanying notes to unaudited condensed combined statement of operations

CHINA SKY ONE MEDICAL, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

1. Equity Transfer Agreement

On February 22, 2008, Harbin Tian Di Ren Medical Science and Technology Company organized under the laws of the People Republic of China ("TOR") which is a wholly-owned subsidiary of American California Pharmaceutical Group Inc., a California corporation wholly-owned by China Sky One Medical, Inc. ("China Sky") entered into an equity transfer agreement (the "Equity Transfer Agreement") with Heilongjiang Tianlong Pharmaceutical, Inc. ("Tianlong"). Pursuant to the Equity Transfer Agreement, TOR acquired 100% of the issued and outstanding member's equity of Tianlong from its sole member in consideration for an aggregate of approximately (i) $8,000,000 in cash, and (ii) 24,809 shares of the common stock of China Sky (fair value at April 3, 2008 of $277,861). The acquisition received regulatory approval by The People Republic of China Department of Industry and Commerce and closed on April 3, 2008.

2. Basis of Presentation

The unaudited pro forma financial data are based on preliminary estimates and assumptions set forth in the notes to such information that the Company believes are reasonable. Pro forma adjustments are necessary to reflect the estimated purchase price and changes in the Company’s capital structure and to adjust amounts related to Tianlong’s assets and liabilities to a preliminary estimate of their fair values.

The pro forma adjustments and allocations of purchase price are preliminary and are based on management’s estimates of the fair value of the assets acquired and liabilities assumed. The final purchase price allocation will be completed after asset and liability valuations are finalized. This final valuation will be based on the actual assets and liabilities of Tianlong that exist as of the date of the completion of the transaction. Any final adjustments may change the allocation of purchase price which could affect the fair value assigned to the assets and liabilities and could result in a change to the unaudited pro forma combined financial data. In addition, the impact of integration activities could cause material differences in the information presented.

The unaudited pro forma condensed combined statement of operations has been prepared based upon historical financial statements of China Sky One Medical, Inc. (“the Company”) giving effect to the acquisition of Heilongjiang Tianlong Pharmaceutical, Inc. (“Tianlong”) as if the acquisition had taken place effective January 1, 2007. The unaudited pro forma condensed combined statement of operations is not necessarily indicative of the results that would have been achieved had the transactions described in the Introduction to the unaudited  pro forma condensed combined statement of operations had actually taken place on January 1, 2007, and do not purport to be indicative of future operating results.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2007, should be read in conjunction with the separate historical financial statements of Tianlong, appearing elsewhere herein, and the historical financial statements of the Company, as filed and included in its Form 10-KSB for the year ended December 31, 2007.

3. Pro Forma Adjustments

The unaudited pro forma combined statement of operations for the year ended December 31, 2007 includes the following adjustment:

(A) Reflects elimination of Tianlong’s sales to the Company during the year ended December 31, 2007.

(B) Reflects the amortization expense for the year ended December 31, 2007 related to the acquired product licenses (fair value approximately $1.8 million) under the business acquisition of Tianlong.